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                                                                   Exhibit 10.1


                          LEASE TERMINATION AGREEMENT

         THIS LEASE TERMINATION AGREEMENT ("Agreement") is made by and between TRITON NETWORK SYSTEMS, INC., a Delaware corporation ("Tenant"), and FLAGLER DEVELOPMENT COMPANY, a Florida corporation, f/k/a Gran Central Corporation ("Landlord"), as of the date on which the later signature of Landlord and Tenant is affixed to this Agreement (the "Effective Date").

                             W I T N E S S E T H:

         WHEREAS, Landlord and Tenant are parties to an Office Building Lease dated March 26, 1998, as amended by First Amendment to Office Building Lease dated August 6, 1998, Second Amendment to Office Building Lease dated January 26, 2000, Third Amendment to Office Building Lease dated May 22, 2000, and Fourth Amendment to Office Building Lease dated November 12, 2000 (the "Lease"), pursuant to which Tenant rented and occupied certain real property and improvements located at 8529 SouthPark Circle, Suite 400, Orlando, Florida 32819, as more particularly described in the Lease (the "Premises");

         WHEREAS, pursuant to the Lease, the term of the Lease is scheduled to expire on March 31, 2007 (the "Expiration Date"); and

         WHEREAS, Landlord and Tenant have mutual interests in terminating the Lease prior to the Expiration Date, upon the terms and conditions stated herein.

         NOW, THEREFORE, in consideration of Tenant's forfeiture of its security deposit in the amount of $110,000.00, and all interest accrued thereon, if any, and Tenant's payment to Landlord of the sum of $716,073.92 by wire transfer of immediately available federal funds (collectively, the "Release Payment") no later than July 5, 2001, and the mutual representations, covenants, and agreements herein, Landlord and Tenant agree, represent and warrant, as applicable, as follows:

         1. Recitals; Capitalized Terms. The foregoing recitals are true and correct and incorporated herein by reference. All capitalized terms used herein that are not specifically defined in this Agreement shall have the same meanings as set forth in the Lease.

         2. Termination of Lease. The Lease is hereby terminated as of July 31, 2001 (the "Termination Date"); provided, however, that Tenant shall use its best efforts to surrender the Premises, and to remove its personal property and fixtures from the Premises, all in accordance with the terms and conditions of paragraph 3 of this Agreement, as soon as possible following the Effective Date, and, in such event, such earlier date shall be the Termination Date and the parties shall execute a supplement to this Agreement setting forth the revised Termination Date. In the event of such earlier termination, the parties agree to prorate the Base Rental actually received by Landlord from Tenant for the month in which such earlier Termination Date occurs. From and after the Termination Date, neither Landlord nor Tenant will have any obligations under the Lease, except those indemnification obligations that, pursuant to the terms of the Lease, would otherwise survive beyond the Expiration Date. Notwithstanding anything herein to the contrary, (i) Tenant


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shall continue to pay Base Rental and Additional Rental through and including the Termination Date, and (ii) the termination of the Lease is contingent upon Landlord's timely receipt of the Release Payment.

         3. Surrender of Premises; Removal of Tenant's Personal Property and Fixtures. On the Termination Date, Tenant shall surrender and yield up to Landlord the Premises in good order, condition and state of repair, reasonable wear and tear excepted. Not later than 10 days prior to the Termination Date, Tenant shall remove from the Premises all personal property owned by Tenant or leased by Tenant from third parties (other than the Furniture), and will remove all fixtures and equipment installed by Tenant on the Premises. Tenant shall be obligated to repair in a good and workmanlike manner any damage to the Premises resulting from the removal of such personal property and fixtures and equipment. Tenant will complete such work and will make the Premises available for Landlord's inspection not later than 5 days prior to the Termination Date at Tenant's sole cost and expense, and will promptly pay all bills relating to such work. If Landlord, during its inspection, reasonably determines that Tenant has not completed such repairs in accordance with the terms hereof, then Tenant shall have until the Termination Date to do so. To the extent that such repairs are not made by Tenant in accordance with the terms hereof, as determined by Landlord in its reasonable discretion, on or before the Termination Date, Landlord will repair any such damage at Tenant's sole cost and expense, and Tenant will promptly pay all invoices relating to such work. For purposes hereof, "Furniture" shall mean the items of "Steelcase" brand systems furniture more particularly described on attached Exhibit A. As further consideration for Landlord's agreement to terminate the Lease as of the Termination Date, Tenant agrees to convey the Furniture to Landlord on or before the Termination Date pursuant to a Bill of Sale in the form attached hereto as Exhibit B.

         4. License. As further consideration for Landlord's agreement to terminate the Lease as of the Termination Date, Tenant hereby grants to Landlord an irrevocable license to enter into the Premises from and after the Effective Date to construct certain improvements and alterations to the Premises ("Landlord's Work"). Tenant shall provide Landlord and Landlord's employees, agents and contractors with reasonable access to the Premises and shall reasonably cooperate with Landlord and Landlord's employees, agents and contractors to minimize interference in the performance of the Landlord's Work. Landlord indemnifies and agrees to hold Tenant harmless from and against any and all claims arising from or out of the performance of Landlord's Work in the Premises.

         5. Release. Effective on the Termination Date, Tenant and Landlord hereby release and discharge each other, including their respective subsidiaries, affiliates, officers, directors, agents and employees, as of the Termination Date from all obligations and liabilities, whether known or unknown, foreseen or unforeseen, under or in connection with the Lease or Tenant's use or occupancy of the Premises, except those obligations which, by their nature, or by the terms of the Lease, would survive beyond the Expiration Date.


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         6.  Landlord's Representations and Warranties.  Landlord represents and warrants to Tenant that Landlord has the power and the lawful authority to execute and deliver this Agreement, and that no consent, authorization, approval, or notice to any other party, including any mortgagee (other than as set forth in this Agreement), is necessary in connection with the execution and delivery of this Agreement by Landlord, or as a prerequisite to its enforceability against Landlord.

         7. Tenant's Representations and Warranties. Tenant represents and warrants that it is the sole tenant in possession of the Premises under the Lease and that it has neither assigned nor subleased its interest as tenant under the Lease. Tenant further represents and warrants to Landlord that, except as otherwise provided herein, Tenant has complied with all of Tenant's obligations under the Lease.

         8. Survival of Representations and Warranties. The representations and warranties set forth in paragraphs 6 and 7 hereof shall survive and continue beyond the date hereof.

         9. Roof Rights. As consideration for Tenant's agreement to terminate the Lease as of the Termination Date, Landlord hereby grants to Tenant, at no cost to Tenant, a license to maintain Tenant's wireless radio equipment in its present location on the roof of the Building. The parties agree that no portion of the Release Payment shall be considered as rental or as a license fee for the license granted herein. The license granted herein will expire on March 31, 2002. Tenant will be responsible for the maintenance of its equipment and will have 24/7/365 access into the Building and onto the roof thereof for the purpose of maintaining such equipment. Landlord, in its sole discretion, may elect to have a representative of Landlord accompany Tenant during any such entry by Tenant into the Building or the roof space. All contractors performing repairs must be approved in writing by Landlord prior to the commencement of such repairs. On the expiration date of the license granted herein, Tenant will surrender and yield up the roof space to Landlord in good order, condition and state of repair, reasonable wear and tear excepted. Tenant and/or Landlord will repair any damage to the roof space caused by Tenant's removal of its equipment therefrom in accordance with the terms of the inspection procedure set forth in paragraph 3 hereof (substituting March 31, 2002 for any references to the Termination Date); provided, however, that Landlord will provide Tenant with at least 10 days written notice to remove such equipment from the Building. Any equipment not removed from the roof space on or before the expiration date of the license granted herein will be disposed of as mutually agreed upon by Landlord and Tenant. Tenant will, throughout the term of the license granted herein, carry and maintain, at its sole cost and expense, commercial general liability insurance on an occurrence form covering claims from bodily injury (including death) and property damage with minimum limits of $2,000,000 per occurrence and $2,000,000 general aggregate. Such insurance shall be taken out with an insurer licensed to do business in Florida and otherwise acceptable to Landlord, shall name Landlord as an additional insured, and shall provide for 30 days prior written notice to Landlord before any modification or termination of said insurance. A certificate of insurance on Landlord's standard form shall be delivered to Landlord on or before the Effective Date. Tenant indemnifies and agrees to hold harmless Landlord from and against any and all liability for any loss, injury or damage (including, without limitation, reasonable attorney's fees) arising out of the license granted herein. The insurance that Tenant is required to carry hereunder will include coverage of the foregoing contractual indemnity. Tenant shall not assign the license granted herein to any other person or entity.


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10.  Storage.  As further consideration for Tenant's agreement to terminate the
Lease as of the Termination Date, Landlord hereby grants to Tenant, at no cost to Tenant, a license to use the unoccupied portion of the fourth floor of the Building, as designated by Landlord in its sole discretion (the "Storage Space"), for the storage of Tenant's office equipment. The parties agree that no portion of the Release Payment shall be considered as rental or as a license fee for the license granted herein. The license granted herein will expire on September 30, 2001. Tenant shall provide to Landlord at least 24 hours prior written notice of any proposed entry by Tenant into the Building or the Storage Space. Landlord, in its sole discretion, may elect to have a representative of Landlord accompany Tenant during any such entry by Tenant into the Building or the Storage Space. On the expiration date of the license granted herein, Tenant will surrender and yield up the Storage Space to Landlord in good order, condition and state of repair, reasonable wear and tear excepted. Tenant and/or Landlord will repair any damage to the Storage Space caused by Tenant's removal of its equipment therefrom in accordance with the terms of the inspection procedure set forth in paragraph 3 hereof (substituting September 30, 2001 for any references to the Termination Date); provided, however, that Landlord will provide Tenant with at least 10 days written notice to remove such equipment from the Building. Any equipment not removed from the Storage Space on or before the expiration date of the license granted herein will be disposed of as mutually agreed upon by Landlord and Tenant. Tenant will, throughout the term of the license granted herein, carry and maintain, at its sole cost and expense, commercial general liability insurance on an occurrence form covering claims from bodily injury (including death) and property damage with minimum limits of $2,000,000 per occurrence and $2,000,000 general aggregate. Such insurance shall be taken out with an insurer licensed to do business in Florida and otherwise acceptable to Landlord, shall name Landlord as an additional insured, and shall provide for 30 days prior written notice to Landlord before any modification or termination of said insurance. A certificate of insurance on Landlord's standard form shall be delivered to Landlord on or before the Effective Date. Tenant indemnifies and agrees to hold harmless Landlord from and against any and all liability for any loss, injury or damage (including, without limitation, reasonable attorney's fees) arising out of the license granted herein. The insurance that Tenant is required to carry hereunder will include coverage of the foregoing contractual indemnity. Tenant shall not assign the license granted herein to any other person or entity. Landlord reserves the right to relocate the Storage Space and Tenant's equipment at any time and shall reimburse Tenant for its reasonable costs incurred in connection with such relocation.


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IN WITNESS WHEREOF, Landlord and Tenant have fully executed this Agreement as of the Effective Date.


Witnesses:                                   FLAGLER DEVELOPMENT COMPANY


/s/ J. A. Herner                             By: /s/ G. John Carey
--------------------------------                --------------------------------
                                                 G. John Carey
Name: James A. Herner                            President
     ---------------------------

/s/ Tracy L. Mickey                          Date:   July 16,    2001
--------------------------------                  ---------------

Name: Tracy L. Mickey                              [CORPORATE SEAL]
     ---------------------------



                                             TRITON NETWORK SYSTEMS, INC.


/s/ Michael B. Glover                        By: /s/ Ken Vines
--------------------------------                --------------------------------
                                                 Ken Vines
Name: Michael B. Glover                          Senior Vice President and
     ---------------------------                 Chief Financial Officer
                                                 Date: June 28, 2001
/s/ Brent A. Rein
--------------------------------

Name: Brent A. Rein                                [CORPORATE SEAL]
     ---------------------------


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                                   EXHIBIT A

                            DESCRIPTION OF FURNITURE

The furniture provided "as-is" is described as follows:

QUANTITY                 OFFICE TYPE
--------                 -----------
98                       Standard Office
10                       Executive Office
4                        Conference Room
1                        Meeting Room
1                        Training Room


Descriptions:
Standard Office:         2 Overheads w/lights
                         2 Backboards (for mounting Overheads)
                         3 Work Surfaces w/1 drawer
                         2 Small Filing Cabinets (1 Two Drawer, 1 Three Drawer)
                         2 Chairs (1 High back, 1 Guest)
                         3 Privacy Partitions (will vary depending on
                           configuration)
                         Miscellaneous hardware (covers, races, hangers, etc.)

Executive Office:        2 Overheads w/lights
                         2 Backboards (for mounting Overheads)
                         4-5 Work Surfaces w/1 drawer (1 large round corner)
                         2 Small Filing Cabinets (1 Two Drawer, 1 Three Drawer)
                         3 Executive Chairs (1 High back, 2 Guest)
                         3 Privacy Partitions (will vary depending on
                           configuration)
                         1 Marker Board
                         Miscellaneous hardware (covers, races, hangers, etc.)

Conference Room:         1 Oval Table
                         8 Chairs
                         1-2 Marker Boards

Meeting Room:            10 Tables 5'
                         38 Chairs
                         1 Buffet Table

Training Room:           4 Tables 5'
                         8 Chairs
                         1 Buffet Table

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                                   EXHIBIT B

                              FORM OF BILL OF SALE

        FOR VALUE RECEIVED, the receipt and sufficiency of which are hereby acknowledged, TRITON NETWORK SYSTEMS, INC., a Delaware corporation ("Seller"), does hereby grant, sell and convey to FLAGLER DEVELOPMENT COMPANY, a Florida corporation ("Buyer"), forever all of Seller's right, title and interest in and to the items of systems furniture more particularly described on attached Exhibit A.

Seller warrants that the Property is free of all encumbrances; that good title and right to sell that Property are vested in Seller; and that Seller will defend the title against the lawful claims of all persons.

WITNESS its hand and seal this 28th day of June, 2001.

Signed and sealed in                         TRITON NETWORK SYSTEMS, INC.
our presence:



Witness:                                     By: /s/ Ken Vines
                                                ---------------------
                                                Ken Vines
                                                Senior Vice President and
                                                Chief Financial Officer

/s/ Michael B. Glover
---------------------

/s/ Brent A. Rein
---------------------

STATE OF FLORIDA
COUNTY OF ORANGE

The foregoing Bill of Sale was acknowledged before me this 28th day of June, 2001, by Ken Vines, the Senior Vice President of TRITON NETWORK SYSTEMS, INC., a Delaware corporation, on behalf of the corporation. He/she is personally known to me.

                                             /s/ Mark P. Stevens
                                             ------------------
                                             Mark P. Stevens
                                             Notary Public State of Florida
                                             My Commission Expires: April 9,
                                             2005


                                             [NOTARY SEAL]

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